                                                                 EXHIBIT (r)(3)

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ROBERT S. SCHIMEK and RICHARD T. PISANO, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statements listed below, for which AMERICAN GENERAL LIFE INSURANCE COMPANY serves as Depositor and AMERICAN HOME ASSURANCE COMPANY serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENT:

                Registrant Name           File Nos.
                AGL SEPARATE ACCOUNT VL-R 333-129552 / 811-08561


MERTON BERNARD AIDINOFF            Director             March 29, 2006
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MERTON BERNARD AIDINOFF

CHARLES H. DANGELO                 Director              June 19, 2006
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CHARLES H. DANGELO

JOHN QUINLAN DOYLE          Director and President      March 29, 2006
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JOHN QUINLAN DOYLE

DAVID NEIL FIELDS                  Director              June 19, 2006
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DAVID NEIL FIELDS

KENNETH VINCENT HARKINS            Director              June 19, 2006
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KENNETH VINCENT HARKINS

DAVID LAWRENCE HERZOG              Director             March 29, 2006
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DAVID LAWRENCE HERZOG

WORTH GORDON KNIGHT, JR.           Director             August 21, 2007
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WORTH GORDON KNIGHT, JR.

ROBERT EDWARD LEWIS                Director             March 29, 2006
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ROBERT EDWARD LEWIS

KRISTIAN PHILIP MOOR         Director and Chairman      March 29, 2006
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KRISTIAN PHILIP MOOR

WIN JAY NEUGER                     Director             March 29, 2006
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WIN JAY NEUGER

ROBERT S. SCHIMEK            Director, Senior Vice      March 29, 2006
------------------------    President and Treasurer
ROBERT S. SCHIMEK

NICHOLAS SHAW TYLER                Director             March 29, 2006
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NICHOLAS SHAW TYLER

NICHOLAS CHARLES WALSH             Director             March 29, 2006
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NICHOLAS CHARLES WALSH